Loans Delinquent>= 90 Days (w/ BK, FC, FB)
Count
UPB
110
$12,803,947.24
In Foreclosure >= 180 Days
Count
UPB
3
$330,699.87
In Bankruptcy >= 60 Days
Count
UPB
25
$2,343,117.79
REO >= 180 Days
Count
UPB
1
$232,508.35
Loans with LTV >= 85% and Delinquent >= 60 Days(Excluded
BK, FC, FB, REO)
Count
UPB
35
$4,008,451.73
Loans with UPB <= $50K and Delinquent >= 30
Days(Excluded BK, FC, FB, REO)
Count
UPB
28
$723,421.26
Loans in Foreclosure >= 60 Days beyond state average
Count
UPB
6
$498,504.38
MI Claims open >= 60 Days
Number of Loans
Total Claim Amount
Avg. Claim
Avg. Aging
0
REO Not on Market and in Inventory >= 60 Days
Number of Loans
Total UPB
Avg. Days in Inventory
7
$935,672.87
129.0
REO on Market and in Inventory >= 60 Days
Number of Loans
Total UPB
Avg. Days in Inventory
2
$135,119.73
102.5
REO Prop in Eviction >= 60 Days
Number of Loans
Total UPB
Avg. Days in Eviction
2
$122,688.86
119.5
BPO Reconciliation
Variance
Number of Loans
Total UPB
10 - 15%
25
$2,789,744.42
15 - 20%
24
$2,886,347.05
20 - 25%
9
$1,016,159.04
25 - 30%
9
$868,795.54
> 30%
17
$1,813,079.89
Red Flag Dashboard (OTS)
Date: 12/15/2005 4:46:03 PM Deal Number: SASCO 2005-NC1 Report As of: 11/30/2005
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